UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October, 3, 2011

Date of Report (Date of earliest event reported)

Commission file number 0-51813

LIQUIDITY SERVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	52-2209244
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

1920 L Street, N.W., 6th Floor, Washington, D.C.	20036
(Address of Principal Executive Offices)	(Zip Code)

(202) 467-6868

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name, Former Address and Former Fiscal Year, If Changed Since Last Report)

Check the appropriate box below if the Form 8—K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre—commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre—commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On October 7, 2011, Liquidity Services, Inc. (the “Company”) filed a Current Report on Form 8—K (the “Current Report”) to report the completion of its acquisitions of the assets of Jacobs Trading, LLC’s Salvage Business (“Jacobs”).

The purpose of this Amendment No. 1 to the Current Report (the “Amendment”) is to file the financial statements and pro forma information required by Item 9.01 of Form 8-K and the Amendment amends Item 9.01 of the Current Report to read in its entirety as set forth below. The Amendment does not amend or otherwise affect Items 1.01, 2.01 or 8.01 of the Current Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The unaudited balance sheets of Jacobs as of June 30, 2011 and December 31, 2010, and the related statements of operations for each of the three- and six-month periods ended June 30, 2011 and 2010, the related statements of cash flows for each of the six-month periods ended June 30, 2011 and 2010 and the related statement of business unit equity for the six-month period ended June 30, 2011, are filed as Exhibit 99.2 and incorporated herein by reference.

In addition, the audited balance sheets of Jacobs as of December 31, 2010 and 2009, and the related statements of operations, cash flows and business unit equity for each of the three years in the period ended December 31, 2010, are filed as Exhibit 99.3 and incorporated herein by reference.

(b) Pro Forma Financial Information

The required unaudited pro forma financial information with respect to Jacobs is attached hereto as Exhibit 99.4 and incorporated herein by reference.

(d) Exhibits

23.1	Consent of Pricewaterhouse Coopers LLP, Independent Auditors

99.1	Press release dated October 3, 2011(1)

99.2	Unaudited financial statements of Jacobs listed in Item 9.01(a)

99.3	Audited financial statements of Jacobs listed in Item 9.01(a)

99.4	Unaudited pro forma financial information listed in Item 9.01(b)

(1)	Previously filed as Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed on October 7, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC. (Registrant)

Dated: November 25, 2011
	By:	/s/ James M. Rallo
James M. Rallo
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Pricewaterhouse Coopers LLP, Independent Auditors

99.1	Press release dated October 3, 2011(1)

99.2	Unaudited financial statements of Jacobs listed in Item 9.01(a)

99.3	Audited financial statements of Jacobs listed in Item 9.01(a)

99.4	Unaudited pro forma financial information listed in Item 9.01(b)

(1)	Previously filed as Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed on October 7, 2011.